UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
washington, d.c. 20549

FORM 8-K

current report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 4, 2010
Date of Report (Date of Earliest Event Reported)

SOVRAN SELF STORAGE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State of Other Jurisdiction Of Incorporation)	1-13820 (Commission File Number)	16-1194043 (I.R.S. Employer Identification Number)

SOVRAN ACQUISITION LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Other Jurisdiction Of Incorporation)	0-24071 (Commission File Number)	16-1481551 (I.R.S. Employer Identification Number)

6467 Main Street
Williamsville, New York 14221
(Address of Principal Executive Offices)

(716) 633-1850
(Registrants' Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):
[ ] Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2010, the board of directors of Sovran Self Storage, Inc. (the "Company"), upon recommendation of the Compensation Committee of the Company (the "Compensation Committee"), adopted the Sovran Self Storage, Inc. Annual Incentive Compensation Plan for Executive Officers (the "Plan"). The Plan is intended to provide select executive officers of the Company with an annual incentive award for contributions to the financial and business objectives of the Company.

Under the Plan, participants are eligible to earn an annual bonus award based upon a percentage of their base salary (the "Award Percentage"), with such percentage being determined based upon various performance objectives and factors.   Initial awards will be based upon 2010 calendar year performance.  The Chief Executive Officer, President and Chief Financial Officer and such other officers of the Company as designated by the Compensation Committee are eligible participants in the Plan.

The components of the Award Percentage are set forth in Schedule A to the Plan, which provides  for an award of up to 60% of base salary based upon Company performance in meeting FFO targets, up to 60% of base salary based upon FFO growth percentage per share for the Company compared to certain peer companies as defined in the Plan and up to 60% of base salary based upon the participant’s overall performance.  The Compensation Committee, in its sole discretion, may change the Award Percentage or any of its components at any time and from time to time by amending Schedule A.

This summary is qualified by reference to the complete copy of the Plan filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

10.1	Sovran Self Storage, Inc. Annual Incentive Compensation Plan for Executive Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 6, 2010	SOVRAN SELF STORAGE, INC. By /s/ DAVID L. ROGERS Name: David L. Rogers Title: Chief Financial Officer

Date: May 6, 2010	SOVRAN ACQUISITION LIMITED PARTNERSHIP By: Sovran Holdings, Inc. Its: General Partner By /s/ DAVID L. ROGERS Name: David L. Rogers Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1*	Sovran Self Storage, Inc. Annual Incentive Compensation Plan for Executive Officers

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